FIRST AMENDMENT
                                       TO
                            AGREEMENT OF PARTNERSHIP
                     PW/GEODYNE PRODUCTION PARTNERSHIP II-C

       The Agreement of Partnership of PW/Geodyne Production Partnership II-C dated January 13, 1989 (the "Agreement") is hereby amended as follows:

       A. The first sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The Production Partnership shall be conducted under the name Geodyne Production Partnership II-C."

       B.  All   references  in  the  Agreement  to   "PW/Geodyne   Production
Partnership II-C" are hereby changed to "Geodyne Production Partnership II-C."

       C. The third sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The office and principal place of business of the Production Partnership shall be c/o Geodyne Production Company, Two West Second, Tulsa, Oklahoma 74103."

       D. The name of the "General Partner" and the "Limited Partnership" reflected in Article One has been changed from "PaineWebber/Geodyne Energy Income Limited Partnership II-C" to "Geodyne Energy Income Limited Partnership II-C". All references in the Agreement to the name of the "General Partner" and the "Limited Partnership" are hereby changed to reflect this name change. This change reflects a name change only and not a change of entity.

       In all other respects the Agreement is hereby ratified and affirmed.

 DATED:    February 26, 1993
                                         Managing Partner:

                                         Geodyne Production Company

                                         /s/ Michael E. Luttrell
                                         ----------------------------------
                                         Michael E. Luttrell
                                         Executive Vice President

                                         General Partner:

                                         Geodyne Energy Income Limited
                                         Partnership II-C

                                         By:  Geodyne Properties, Inc.,
                                              General Partner


                                         By: /s/Michael E. Luttrell
                                            ------------------------------
                                              Michael E. Luttrell,
                                              Executive Vice President